Exhibit 10.1

AMENDMENT No. 1
TO
SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS AMENDMENT (this “Amendment”), dated and effective as of August 30, 2011, is made by and among:

(i)           GENPACT LIMITED, a company organized under the laws of Bermuda (the “Company”);

(ii)           GENPACT GLOBAL HOLDINGS (BERMUDA) LIMITED (formerly Genpact Global Holdings SICAR S.à.r.l.), a company organized under the laws of Bermuda (“GGH”);

(iii)           GENPACT GLOBAL (BERMUDA) LIMITED, (formerly Genpact Global (Lux), a company organized under the laws of Bermuda S.à.r.l.) (“GGL”);

(iv)           GENERAL ATLANTIC PARTNERS (BERMUDA), L.P., a Bermuda exempt limited partnership (“GAP Bermuda”);

(v)           GAP-W INTERNATIONAL, L.P., a Bermuda exempted limited partnership (“GAP-W”);

(vi)           GAPSTAR, LLC, a Delaware limited liability company (“GapStar”);

(vii)           GAPCO GMBH & Co. KG, a German limited partnership (“GAPCO”);

(viii)           GAP COINVESTMENTS III, LLC, a Delaware limited liability company (“GAPCO III”);

(ix)           GAP COINVESTMENTS IV, LLC, a Delaware limited liability company (“GAPCO IV”, and together with GAP Bermuda, GAP-W, GapStar, GAPCO and GAPCO III, “GAP”);

(x)           OAK HILL CAPITAL PARTNERS (BERMUDA) L.P., a Bermuda limited partnership (“OH Bermuda”);

(xi)           OAK HILL CAPITAL MANAGEMENT PARTNERS (BERMUDA), L.P., a Bermuda limited partnership (“OH Management”);

(xii)           OAK HILL CAPITAL PARTNERS II (CAYMAN) L.P., a Cayman Islands limited partnership (“OH Cayman 1”);

(xiii)           OAK HILL CAPITAL PARTNERS II (CAYMAN II) L.P., a Cayman Islands Limited Partnership (“OH Cayman 2”);

(xiv)           OAK HILL CAPITAL MANAGEMENT PARTNERS II (CAYMAN), L.P.  (“OHCP2”, and together with OH Bermuda, OH Management, OH Cayman 1 and OH Cayman 2, “OH”); and

 (xv)           WIH HOLDINGS, a Mauritius company (“WIH”).

W I T N E S S E T H:

WHEREAS, the undersigned are all of the parties to that certain Second Amended and Restated Shareholders Agreement, dated as of June 6, 2011 (as amended, modified or amended and restated from time to time, the “Shareholders Agreement”); and

WHEREAS, the parties desire to amend the Shareholders Agreement to terminate any and all rights and obligations that WIH may have under the Shareholders Agreement.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.  Capitalized terms not otherwise defined in this Amendment shall have the meanings specified in the Shareholders Agreement.

2. Termination of WIH Rights and Obligations.  The parties agree that effective as of the date of this Amendment, WIH shall have no rights or obligations under the Shareholders Agreement.  All references in the Shareholders Agreement to WIH Holdings, WIH, WB, Wells Fargo & Company, and Wells Fargo Securities, LLC shall be deemed to be removed from the Shareholders Agreement, with all such grammatical and interpretive modifications as the context may require.

3.  Effect of this Amendment; Modification. Except as amended hereby, the Shareholders Agreement shall remain unmodified and in full force and effect.

4. Entire Agreement. The Shareholders Agreement and this Amendment contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings respect hereto.

5. Counterparts.  This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of laws thereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GENPACT GLOBAL HOLDINGS
(BERMUDA) LIMITED

By:	/s/ Heather White
Name: Heather White
Title: VP

GENPACT GLOBAL (BERMUDA)
LIMITED

By:	/s/ Heather White
Name: Heather White
Title: VP

[Signature page to Amendment No. 1 to Shareholders Agreement]

GENPACT LIMITED

By:	/s/ Heather White
Name: Heather White
Title: VP

[Signature page to Amendment No. 1 to Shareholders Agreement]

OAK HILL CAPITAL PARTNERS
(BERMUDA), L.P.,

By:	OHCP GenPar (Bermuda), L.P.,
its General Partner

By:	OHCP MGP Partners (Bermuda), L.P.,
its General Partner

By:	OHCP MGP (Bermuda), Ltd.,
its General Partner

By:	/s/ John R. Monsky
Name: John R. Monsky
Title: Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS (BERMUDA), L.P.

By:	OHCP GenPar (Bermuda), L.P.,
its General Partner

By:	OHCP MGP Partners (Bermuda), L.P.,
its General Partner

By:	OHCP MGP (Bermuda), Ltd.,
its General Partner

By:	/s/ John R. Monsky
Name: John R. Monsky
Title: Vice President

[Signature page to Amendment No. 1 to Shareholders Agreement]

OAK HILL CAPITAL PARTNERS II
(CAYMAN), L.P.

By:	OHCP GenPar II (Cayman), L.P.,
its General Partner

By:	OHCP MGP Partners II (Cayman), L.P.,
its General Partner

By:	OHCP MGP II (Cayman), Ltd.,
its General Partner

By:	/s/ John R. Monsky
Name: John R. Monsky
Title: Vice President

OAK HILL CAPITAL PARTNERS II
(CAYMAN II), L.P.

By:	OHCP GenPar II (Cayman), L.P.,
its General Partner

By:	OHCP MGP Partners II (Cayman), L.P.,
its General Partner

By:	OHCP MGP II (Cayman), Ltd.,
its General Partner

By:	/s/ John R. Monsky
Name: John R. Monsky
Title: Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS II (CAYMAN), L.P.

By:	OHCP GenPar II (Cayman), L.P.,
its General Partner

By:	OHCP MGP Partners II (Cayman), L.P.,
its General Partner

By:	OHCP MGP II (Cayman), Ltd.,
its General Partner

By:	/s/ John R. Monsky
Name: John R. Monsky
Title: Vice President

[Signature page to Amendment No. 1 to Shareholders Agreement]

GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.

By:	General Atlantic GenPar (Bermuda), L.P.,
its General Partner

By:	GAP (BERMUDA) LIMITED,
its General Partner

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Vice President

GAP-W INTERNATIONAL, L.P.

By:	General Atlantic GenPar (Bermuda), L.P.,
its General Partner

By:	GAP (BERMUDA) LIMITED,
its General Partner

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Vice President

GAPSTAR, LLC

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Vice President

GAP COINVESTMENTS III, LLC

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Member

GAP COINVESTMENTS IV, LLC

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Member

[Signature page to Amendment No. 1 to Shareholders Agreement]

GAPCO GMBH & CO.  KG

By:	GAPCO MANAGEMENT GMBH,
its General Partner

By:	/s/ Matthew Nimetz
Name: Matthew Nimetz
Title: Managing Director

[Signature page to Amendment No. 1 to Shareholders Agreement]

WIH HOLDINGS

By:	/s/ Shannon K. Woody
Name: Shannon K. Woody
Title: Director

[Signature page to Amendment No. 1 to Shareholders Agreement]